                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [ X ]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement

[ X ] Definitive proxy statement

[   ] Definitive additional materials

[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                    ARK FUNDS
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1) Title of each class of securities to which transaction applies:


      -------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:


      -------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


      -------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:


      -------------------------------------------------------------------

      (5) Total fee paid:


      -------------------------------------------------------------------


[   ] Fee paid previously with preliminary materials:

      -------------------------------------------------------------------

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:


      -------------------------------------------------------------------

      (2) Form, schedule or registration statement no.:


      -------------------------------------------------------------------

      (3) Filing party:


      -------------------------------------------------------------------

      (4) Date filed:


      -------------------------------------------------------------------

[ARK FUNDS LOGO]

To ARK Funds Shareholders:

     Enclosed with this letter is a proxy ballot, a proxy statement, and related information concerning a Special Meeting of Shareholders of ARK Funds to be held at First National Bank of Maryland located at 25 S. Charles Street, Baltimore, Maryland, 16th floor, at 10:00 a.m. on February 4, 1998. The purpose of this Special Meeting is to request approval of a proposed new investment advisory agreement between ARK Funds and Allied Investment Advisors, Inc.

     As an ARK Funds shareholder, you are being asked to vote on this new agreement.

     The Board of Trustees approved the new proposed investment advisory agreement at a meeting held on November 7, 1997. Before approving the agreement, the Board considered a variety of factors including the nature and quality of the services provided by the Adviser and the investment advisory fee paid by comparable investment companies. The details of the proposed agreement are discussed in the enclosed proxy statement. A copy of the agreement is attached to the proxy statement as Exhibit A. I encourage you to vote in favor of the proposal, and ask that you please return your completed proxy ballot as soon as possible to help save on the cost of additional solicitations.

     If, on the record date for the Special Meeting, you were a shareholder in more than one Portfolio of ARK Funds listed in the accompanying proxy statement, you should receive one proxy statement (along with related materials) and one ballot in a separate envelope for each Portfolio that you owned. It is important that you sign and return any and all of these proxy ballots. As always, we thank you for your continued confidence in and support of ARK Funds.

                                          Sincerely,

                                          WILLIAM H. COWIE
                                          Chairman of the Board

P.S. Remember: It is important that you sign and return all your proxy ballots. Thank you for your prompt action and support in this matter.

                              QUESTIONS & ANSWERS
                                    FOR THE
                                   ARK FUNDS
                              SHAREHOLDER MEETING

Q.    WHAT IS HAPPENING THAT IS AFFECTING ME AND CERTAIN OTHER SHAREHOLDERS?
A.    ARK Funds is submitting a new investment advisory agreement for your approval.
Q.    HOW DIFFERENT IS THE CURRENT ADVISORY AGREEMENT FROM THE NEW ONE?
A.    The terms of the new investment advisory agreement are similar in all respects to those of the existing advisory agreement with one difference. The new agreement provides for a change in the level of advisory fees for certain Portfolios.
      The fee increases are applicable to the following Portfolios: ARK Income, ARK Maryland
      Tax-Free, ARK Pennsylvania Tax-Free, ARK Balanced, ARK Blue Chip Equity, ARK Mid-Cap
      Equity, ARK Capital Growth and ARK Special Equity.
Q.    PLEASE EXPLAIN MORE ABOUT WHY THE "CONTRACTUAL" ADVISORY FEES ARE CHANGING FOR CERTAIN
      FIXED INCOME AND EQUITY PORTFOLIOS?
A.    For certain fixed income and equity Portfolios, the advisory fee was below the median and average for mutual funds with similar investment objectives, size and cost structure.
      The "contractual" fee is what the Adviser is entitled to under the terms of the agreement. In order to maintain the expenses of the Portfolios at or below the median for comparable mutual funds, the Adviser expects to continue to waive fees or reimburse expenses.
Q.    DOES THE NEW ADVISORY AGREEMENT AFFECT THE INVESTMENT POLICIES OF THE PORTFOLIOS?
A.    No. The new investment advisory agreement does not change any of the Portfolios'
      investment policies. Shareholders must always be presented with and approve specific proposals, before any changes can be made to a Portfolio's fundamental investment policies.
Q.    ARE SHAREHOLDERS NOW BEING ASKED TO VOTE ON ANY SUCH CHANGES?
A.    No.
Q.    HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE?
A.    After careful consideration, the Board of Trustees of ARK Funds, including the independent Trustees, recommend that you vote "FOR" the proposed new Investment Advisory
      Agreement as stated on the enclosed proxy ballot. The Board also wishes to remind you to vote and return all the proxy ballot cards you receive. This means that if you receive multiple proxies and ballot cards because you are invested in more than one Portfolio of the ARK Funds, that you please fill out and return each and every ballot card you receive.

                  PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.
                            YOUR VOTE IS IMPORTANT!

                                   ARK FUNDS
                            OAKS, PENNSYLVANIA 19456

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                     THE FOLLOWING PORTFOLIOS OF ARK FUNDS:

                                INCOME PORTFOLIO
                          MARYLAND TAX-FREE PORTFOLIO
                        PENNSYLVANIA TAX-FREE PORTFOLIO
                               BALANCED PORTFOLIO
                           BLUE CHIP EQUITY PORTFOLIO
                            MID-CAP EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                            SPECIAL EQUITY PORTFOLIO

                         TO BE HELD ON FEBRUARY 4, 1998

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of the Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Capital Growth Portfolio, and Special Equity Portfolio of ARK Funds (the "Trust") will be held on Wednesday, February 4, 1998, at 10 o'clock a.m., Eastern Time, at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland, for the following purposes:

     1. To approve or disapprove a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

     2. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

                                          By Order of the Board of Trustees

                                          Kathryn L. Stanton
                                          Secretary

     Shareholders of record as of the close of business on December 29, 1997 are entitled to notice of and to vote at the meeting.

January 16, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE THAT THERE WILL BE A QUORUM AND THE MAXIMUM NUMBER OF SHARES ARE VOTED.

                                   ARK FUNDS
                            OAKS, PENNSYLVANIA 19456

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of ARK Funds (the "Trust") for use at the special meeting of shareholders of the Trust's Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Capital Growth Portfolio and Special Equity Portfolio (individually, a "Portfolio" and collectively, the "Portfolios") to be held on February 4, 1998, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted in favor of all proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement was first mailed to shareholders on or about January 19, 1998.

     The Board of Trustees has fixed the close of business on December 29, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the following number of shares were outstanding for each of the respective
Portfolios:

                                                                 SHARES OUTSTANDING AS OF
                                                                     DECEMBER 29, 1997
                                                                 -------------------------
                                                                  RETAIL     INSTITUTIONAL
        ARK PORTFOLIO                                              CLASS         CLASS
        -------------------------------------------------------  ---------   -------------
        Income Portfolio.......................................    613,350      26,497,795
        Maryland Tax-Free Portfolio............................  2,177,315       8,359,894
        Pennsylvania Tax-Free Portfolio........................    224,783       2,366,614
        Balanced Portfolio.....................................    986,872       7,282,488
        Blue Chip Equity Portfolio.............................  2,147,477       3,548,137
        Mid-Cap Equity Portfolio...............................        -0-       3,775,072
        Capital Growth Portfolio...............................    870,382       3,155,639
        Special Equity Portfolio...............................    159,716       2,155,079

     The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the meeting. Broker non-votes and abstentions all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Portfolios.

PROPOSAL 1:  APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY CONTRACT

     The Board of Trustees has determined that it would be in the best interest of the Portfolios and their shareholders to terminate the existing investment advisory contract (the "Existing Contract") between Allied Investment Advisors, Inc. (the "Advisor") and the Trust and to adopt a new investment advisory contract (the "Proposed Contract"), a form of which is attached to this proxy statement as Exhibit A. UNDER THE PROPOSED CONTRACT THERE WILL BE AN INCREASE IN THE RATE OF ADVISORY FEES PAID TO THE ADVISOR BY THE PORTFOLIOS.

TERMS OF EXISTING AND PROPOSED CONTRACTS

     Except for the different fee rates, effective dates and renewal dates, the terms of the Existing and Proposed Contracts are substantially identical. Pursuant to the terms of each contract, the Advisor serves as investment adviser to the Trust and is responsible for providing a continuous investment program for the Portfolios, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Portfolios, and the selection of brokers and dealers through which securities transactions for the Portfolios will be executed. The Advisor performs its responsibilities subject to the supervision of, and policies established by, the Board of Trustees.

     Under both the Existing and Proposed Contracts, the Advisor bears all expenses incurred by it in performing its duties as investment adviser. The Trust bears all expenses, not specifically assumed by the Advisor, incurred in the conduct of its operations, including, without limitation, the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith; (b) fees payable to, and expenses incurred on behalf of the Trust by, the Advisor; (c) expenses of organizing the Trust; (d) filing fees and expenses relating to the registration and qualification of the Trust's shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Trust's trustees and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel at any time retained for those members of the board who are not interested persons of the Trust and expenses relating to the use of consulting services by the Trust provided that the use of such services is approved by the Trust's trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates; (l) expenses of setting in type and printing prospectuses and supplements thereto for existing shareholders, reports, shareholder reports, and proxy materials; (m) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders as well as shareholder reports and proxy material; (n) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust; (o) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (p) costs of mailing and tabulating proxies and costs of shareholders and trustees meetings; and (q) the cost of investment company literature and other publications provided by the Trust to its trustees and officers. All expenses are allocated among the Portfolios in accordance with the Trust's Agreement and Declaration of Trust and the provisions of the Investment Company Act of 1940.

     Both the Existing and Proposed Contracts provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Portfolios in connection with the matters to which the contracts relate including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Trust, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under the contracts.

     Both the Existing and Proposed Contract are renewable annually by (a) the vote of a majority of those members of the Board of Trustees who are not parties to the contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (b) all of the members of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust. The Existing Contract has been approved by the Board of Trustees and by the initial shareholder of each Portfolio. The Board of Trustees most recently approved renewal of the Existing Contract on March 27, 1997. The Existing and Proposed Contracts terminate automatically if assigned (as defined in the Investment Company Act of 1940) and may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice.

PROPOSED ADVISORY FEES AND ADVISORY FEE INCREASE

     For the services provided and the expenses assumed pursuant to the Existing and Proposed Contracts, the Advisor is or will be entitled to receive a fee, payable monthly, at an annual rate based on the average daily net assets of each Portfolio. The fees for each Portfolio under the Existing and Proposed Contracts are as follows:

                                                       FEE UNDER           FEE UNDER
        ARK FUNDS PORTFOLIO                        EXISTING CONTRACT   PROPOSED CONTRACT
        -----------------------------------------  -----------------   -----------------
        Income...................................         0.50%               0.60%
        Maryland Tax-Free........................         0.50%               0.65%
        Pennsylvania Tax-Free....................         0.50%               0.65%
        Balanced.................................         0.55%               0.65%
        Blue Chip Equity.........................         0.60%               0.70%
        Mid-Cap Equity...........................         0.70%               0.80%
        Capital Growth...........................         0.60%               0.70%
        Special Equity...........................         0.60%               0.80%

     The tables below set forth information about the current and pro forma fees and expenses payable by the Portfolios. Unless otherwise noted, the information in the expense tables and the examples reflects voluntary fee waivers and or reimbursements.

                              ARK INCOME PORTFOLIO

                                                   RETAIL CLASS                   INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)        CONTRACT       CONTRACT(3)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.50%            0.50%            0.50%            0.50%
12b-1 Fees (after waivers)..............       0.25%            0.25%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.20%            0.20%            0.20%            0.20%
                                              -----           ---- -           ---- -           ---- -
Total Operating Expenses (after
  waivers)..............................       0.95%            0.95%            0.70%            0.76%
                                              =====            =====            =====            =====

---------------
(1) Absent voluntary fee waivers, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing Contract would be 0.30%, 0.15% and 1.15%, respectively.

(2) Absent voluntary fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed Contract would be 0.60%, 0.30%, 0.15% and 1.25%, respectively.

(3) Absent voluntary fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.60%, 0.15% and 0.95%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                           RETAIL CLASS                   INSTITUTIONAL CLASS
                                  -------------------------------   -------------------------------
                                                     PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT         CONTRACT         CONTRACT
                                  --------------   --------------   --------------   --------------
        1 year..................         39               39                7                8
        3 years.................         59               59               22               24
        5 years.................         81               81               39               42
        10 years................        143              143               87               94

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee paid by the ARK Income Portfolio to the Advisor for services on behalf of the Portfolio was $1,065,590. If the proposed fee (after waivers) had been in effect during the same year, the Advisor would have received $1,088,650, which equals a 2% increase.

                        ARK MARYLAND TAX-FREE PORTFOLIO

                                                   RETAIL CLASS                   INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)      CONTRACT(3)      CONTRACT(4)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.45%            0.45%            0.45%            0.45%
12b-1 Fees (after waivers)..............       0.25%            0.25%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.23%            0.23%            0.23%            0.23%
                                               ----             ----             ----             ----
Total Operating Expenses (after
  waivers)..............................       0.93%            0.93%            0.68%            0.74%
                                               ====             ====             ====             ====

---------------
(1) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing Contract would be 0.50%, 0.30%, 0.15% and 1.18%, respectively.

(2) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed Contract would be 0.65%, 0.30%, 0.15% and 1.33%, respectively.

(3) Absent fee waivers, advisory fees and total operating expenses for the Institutional Class under the Existing Contract would be 0.50% and 0.73%, respectively.

(4) Absent fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.65%, 0.15% and 1.03%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                           RETAIL CLASS                   INSTITUTIONAL CLASS
                                  -------------------------------   -------------------------------
                                                     PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT         CONTRACT         CONTRACT
                                  --------------   --------------   --------------   --------------
        1 year..................         39               39               7                8
        3 years.................         59               59              22               24
        5 years.................         80               80              38               41
        10 years................        141              141              85               92

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee paid by the ARK Maryland Tax-Free Portfolio to the Advisor for services on behalf of the Portfolio was $171,715. If the proposed fee (after waivers) had been in effect during the same year, the Advisor would have received $185,839, which equals an 8% increase.

                      ARK PENNSYLVANIA TAX-FREE PORTFOLIO

                                                   RETAIL CLASS                   INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)      CONTRACT(3)      CONTRACT(4)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.40%            0.40%            0.40%            0.40%
12b-1 Fees (after waivers)..............       0.25%            0.25%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.23%            0.23%            0.23%            0.23%
                                               ----             ----             ----             ----
Total Operating Expenses (after
  waivers)..............................       0.88%            0.88%            0.63%            0.69%
                                               ====             ====             ====             ====

---------------
(1) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing contract would be 0.50%, 0.30%, 0.15% and 1.18%, respectively.

(2) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed Contract would be 0.65%, 0.30%, 0.15% and 1.33%, respectively.

(3) Absent fee waivers, advisory fees and total operating expenses for the Institutional Class under the Existing Contract would be 0.50% and 0.73%, respectively.

(4) Absent fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.65%, 0.15% and 1.03%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                           RETAIL CLASS                   INSTITUTIONAL CLASS
                                  -------------------------------   -------------------------------
                                                     PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT         CONTRACT         CONTRACT
                                  --------------   --------------   --------------   --------------
        1 year..................         39               39                6                7
        3 years.................         57               57               20               22
        5 years.................         77               77               35               38
        10 years................        135              135               79               86

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee paid by the ARK Pennsylvania Tax-Free Portfolio to the Advisor for services on behalf of the Portfolio was $39,105. If the proposed fee (after waivers) had been in effect during the same year, the Advisor would have received $68,287, which equals a 75% increase.

                             ARK BALANCED PORTFOLIO

                                                   RETAIL CLASS                   INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)        CONTRACT       CONTRACT(3)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.55%            0.55%            0.55%            0.55%
12b-1 Fees (after waivers)..............       0.25%            0.25%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.21%            0.21%            0.21%            0.21%
                                               ----             ----             ----             ----
Total Operating Expenses (after
  waivers)..............................       1.01%            1.01%            0.76%            0.82%
                                               ====             ====             ====             ====

---------------
(1) Absent fee waivers, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing Contract would be 0.40%, 0.15% and 1.31%, respectively.

(2) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed Contract would be 0.65%, 0.40%, 0.15% and 1.41%, respectively.

(3) Absent fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.65%, 0.15% and 1.01%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                            RETAIL CLASS                   INSTITUTIONAL CLASS
                                  --------------------------------   -------------------------------
                                                      PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED    UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT          CONTRACT         CONTRACT
                                  --------------   ---------------   --------------   --------------
        1 year..................         40               40                8                 8
        3 years.................         61               61               24                26
        5 years.................         84               84               42                46
        10 years................        150              150               94               101

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee paid by the ARK Balanced Portfolio to the Advisor for services on behalf of the Portfolio was $534,609. If the proposed fee (after waivers) had been in effect during the same year, the Advisor would have received $545,359, which equals a 2% increase.

                         ARK BLUE CHIP EQUITY PORTFOLIO

                                                   RETAIL CLASS                   INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)        CONTRACT       CONTRACT(3)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.60%            0.60%            0.60%            0.60%
12b-1 Fees (after waivers)..............       0.25%            0.25%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.17%            0.17%            0.17%            0.17%
                                               ----             ----             ----             ----
Total Operating Expenses (after
  waivers)..............................       1.02%            1.02%            0.77%            0.83%
                                               ====             ====             ====             ====

---------------
(1) Absent fee waivers, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing contract would be 0.55%, 0.15%, and 1.47%, respectively.

(2) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed contract would be 0.70%, 0.55%, 0.15% and 1.57%, respectively.

(3) Absent fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.70%, 0.15% and 1.02%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                           RETAIL CLASS                   INSTITUTIONAL CLASS
                                  -------------------------------   -------------------------------
                                                     PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT         CONTRACT         CONTRACT
                                  --------------   --------------   --------------   --------------
        1 year..................         40               40                8                8
        3 years.................         61               61               25               26
        5 years.................         85               85               43               46
        10 years................        151              151               95              103

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee paid by the ARK Blue Chip Equity Portfolio to the Advisor for services on behalf of the Portfolio was $103,419. If the proposed fee (after waivers) had been in effect during the same year, the Advisor would have received $103,419.

                          ARK MID-CAP EQUITY PORTFOLIO

                                                   RETAIL CLASS*                  INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)      CONTRACT(3)      CONTRACT(4)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.65%            0.65%            0.65%            0.65%
12b-1 Fees (after waivers)..............       0.00%            0.00%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.30%            0.30%            0.30%            0.30%
                                               ----             ----             ----             ----
Total Operating Expenses (after
  waivers)..............................       0.95%            0.95%            0.95%            1.01%
                                               ====             ====             ====             ====

---------------

*   Retail Class shares of this Portfolio are currently not being offered.
(1) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing Contract would be 0.70%, 0.40%, 0.15% and 1.55%, respectively.
(2) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed Contract would be 0.80%, 0.40%, 0.15% and 1.65%, respectively.
(3) Absent fee waivers, advisory fees and total operating expenses for the Institutional Class under the Existing Contract would be 0.70% and 1.00%, respectively.
(4) Absent fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.80%, 0.15% and 1.25%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                           RETAIL CLASS                   INSTITUTIONAL CLASS
                                  -------------------------------   -------------------------------
                                                     PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT         CONTRACT         CONTRACT
                                  --------------   --------------   --------------   --------------
        1 year..................         39               39               10               10
        3 years.................         59               59               30               32
        5 years.................         81               81               53               56
        10 years................        143              143              117              124

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee paid by the ARK Mid-Cap Equity Portfolio to the Advisor for services on behalf of the Portfolio was $77,985. If the proposed fee (after waivers) had been in effect during the same year, the Advisor would have received $88,256, which equals a 13% increase.

                          ARK CAPITAL GROWTH PORTFOLIO

                                                   RETAIL CLASS                   INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)        CONTRACT       CONTRACT(3)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.60%            0.60%            0.60%            0.60%
12b-1 Fees (after waivers)..............       0.25%            0.25%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.26%            0.26%            0.26%            0.26%
                                               ----             ----             ----             ----
Total Operating Expenses (after
  waivers)..............................       1.11%            1.11%            0.86%            0.92%
                                               ====             ====             ====             ====

---------------
(1) Absent fee waivers, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing Contract would be 0.40%, 0.15% and 1.41%, respectively.

(2) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed Contract would be 0.70%, 0.40%, 0.15% and 1.51%, respectively.

(3) Absent fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.70%, 0.15% and 1.11%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                           RETAIL CLASS                   INSTITUTIONAL CLASS
                                  -------------------------------   -------------------------------
                                                     PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT         CONTRACT         CONTRACT
                                  --------------   --------------   --------------   --------------
        1 year..................         41               41                9                9
        3 years.................         64               64               27               29
        5 years.................         89               89               48               51
        10 years................        161              161              106              113

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee payable by the ARK Capital Growth Portfolio to the Advisor for services on behalf of the Portfolio was $230,061, all of which was waived except for $58,177. If the proposed fee (after waivers) had been in effect during the same period, the Advisor would have received $249,675, which equals a 9% increase.

                          ARK SPECIAL EQUITY PORTFOLIO

                                                   RETAIL CLASS                   INSTITUTIONAL CLASS
                                          -------------------------------   -------------------------------
                                                             PRO FORMA                         PRO FORMA
                                          UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                           CONTRACT(1)      CONTRACT(2)        CONTRACT       CONTRACT(3)
                                          --------------   --------------   --------------   --------------
ANNUAL OPERATING EXPENSES
  (as a % of average net assets)
Advisory Fees (after waivers)...........       0.60%            0.60%            0.60%            0.60%
12b-1 Fees (after waivers)..............       0.25%            0.25%              --               --
Shareholder Services Fees (after
  waivers)..............................       0.00%            0.00%              --             0.06%
Other Expenses..........................       0.39%            0.39%            0.39%            0.39%
                                              -----           ---- -           ---- -           ---- -
Total Operating Expenses (after
  waivers)..............................       1.24%            1.24%            0.99%            1.05%
                                              =====            =====            =====            =====

---------------
(1) Absent fee waivers, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Existing Contract would be 0.40%, 0.15% and 1.54%, respectively.

(2) Absent fee waivers, advisory fees, 12b-1 fees, shareholder services fees and total operating expenses for the Retail Class under the Proposed Contract would be 0.80%, 0.40%, 0.15% and 1.74%, respectively.

(3) Absent fee waivers, advisory fees, shareholder services fees and total operating expenses for the Institutional Class under the Proposed Contract would be 0.80%, 0.15% and 1.34%, respectively.

EXAMPLE

     An investor would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return, (2) redemption at the end of each time period, and (3) imposition of a 3% sales charge on Retail Class shares:

                                           RETAIL CLASS                   INSTITUTIONAL CLASS
                                  -------------------------------   -------------------------------
                                                     PRO FORMA                         PRO FORMA
                                  UNDER EXISTING   UNDER PROPOSED   UNDER EXISTING   UNDER PROPOSED
                                     CONTRACT         CONTRACT         CONTRACT         CONTRACT
                                  --------------   --------------   --------------   --------------
        1 year..................         42               42               10               11
        3 years.................         68               68               32               33
        5 years.................         96               96               55               58
        10 years................        175              175              121              128

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     For the fiscal year ended April 30, 1997, the aggregate fee paid by the ARK Special Equity Portfolio to the Advisor for services on behalf of the Portfolio was $149,991. If the proposed fee (after waivers) had been in effect during the same year, the Advisor would have received $209,075, which equals a 39% increase.

CONSIDERATION BY THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust met on November 7, 1997 to consider, among other things, the Proposed Contract and the increased fees proposed by the Advisor for the Portfolios. The Advisor reviewed the proposal in full with the trustees and provided them with information to assist in their deliberations. The information prepared by the Advisor included an analysis of the investment performance and expenses of the Portfolios of the Trust as well as comparative advisory fee and expense information for mutual funds similar to the Portfolios. The trustees were assisted in their deliberations by outside counsel to the Trust and by their own independent counsel.

     The representatives of the Advisor stated that the current advisory fee for each Portfolio for which a fee increase was being proposed was below the median and average of advisory fees for mutual funds of similar investment objective, size and cost structure. In addition, they pointed out that a number of Portfolios were being subsidized by the Advisor and were operating subject to expense limitations. The Advisor's representatives indicated that the Advisor expected to continue waiving fees or reimbursing expenses in order to maintain the expense ratios of the Portfolios at or below the medians of expense ratios for comparable mutual funds.

     The Board of Trustees considered all of the information provided by the Advisor. In addition, the independent trustees met separately with their counsel, and reviewed their duties to the Trust's shareholders in considering the proposal and the various factors to be considered and standards to be applied. The independent trustees considered a number of factors relating to the proposed fee increases and the Proposed Contract, including the following: (1) the nature and quality of the services provided by the Advisor; (2) the mutual-fund related revenues and expenses of the Advisor; (3) whether the Portfolios and their shareholders benefit from any economies of scale; (4) whether the Advisor and its affiliates receive any fall-out benefits that should be considered in negotiating the fees; and (5) the investment advisory fees payable by comparable investment companies.

     After consideration of the proposal, the Board of Trustees, including all of the independent trustees, unanimously approved the Proposed Contract and the fee increases.

REQUIRED VOTE

     Approval of the proposal with respect to a Portfolio requires the affirmative vote of a majority of the outstanding shares of that Portfolio. As defined in the Investment Company Act of 1940, a "majority of the outstanding shares" of a Portfolio means the vote (i) of 67% or more of the Portfolio's outstanding shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or
(ii) of more than 50% of the Portfolio's outstanding shares, whichever is less. Abstentions and broker non-votes will not be considered votes cast and will have the effect of votes cast against the proposal.

     If the Proposed Contract is not approved by the shareholders of a Portfolio, the Existing Contract will remain in effect for that Portfolio and the proposed fee increase for that Portfolio will not take effect.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED CONTRACT.

INFORMATION CONCERNING THE ADVISOR AND ITS AFFILIATES

     The Advisor is a wholly-owned subsidiary of First National Bank of Maryland ("First National"). First National, established in 1806, is a wholly-owned subsidiary of First Maryland Bancorp ("First Maryland"), a bank holding company registered under the Bank Holding Company Act of 1956. First Maryland is a subsidiary of Allied Irish Banks, p.1.c. which, together with its subsidiaries, is Ireland's leading banking and financial services organization.

     The Advisor was organized in 1995 to manage assets and provide research services for the Trust Division of First National, which previously served as investment adviser to the Portfolios. The Advisor's officers, portfolio managers and investment analysts previously served in comparable capacities for the Trust Division of First National. First National transferred responsibility for advising the Portfolios to the Advisor effective as of September 1, 1996. The transfer did not involve a change of actual control or management of the investment adviser to the Portfolios.

     The Advisor provides investment management and advisory services to individual, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. As of September 30, 1997, the Advisor had assets under management of approximately $10 billion.

     The following is a list of the directors and principal executive officers of the Advisor. The address of each is 100 East Pratt Street, Baltimore, Maryland 21202.

              NAME                    OFFICE OR TITLE                 PRINCIPAL OCCUPATION
---------------------------------  ----------------------    --------------------------------------
Walter R. Fatzinger, Jr..........  Director and Chairman     Chairman and Chief Executive Officer,
                                     of the Board              FMB Trust Company, N.A.; Executive
                                                               Vice President, First National Bank
                                                               of Maryland
Charles G. Cusic, Jr.............  Director                  President, FMB Trust Company, N.A.;
                                                               Senior Vice President, First
                                                               National Bank of Maryland
Timothy J. Hynes, III............  Director and Assistant    Executive Vice President, FMB Trust
                                     Secretary                 Company, N.A.; Senior Vice
                                                               President, First National Bank of
                                                               Maryland
Kathy A. Jackson.................  Director                  Executive Vice President, FMB Trust
                                                               Company, N.A.; Senior Vice
                                                               President, First National Bank of
                                                               Maryland
Jennifer Ward Lambdin............  Director and President    President, Allied Investment
                                                                 Advisors, Inc.
Diana M. Kalin...................  Director and Treasurer    Senior Vice President, FMB Trust
                                                               Company, N.A.; Senior Vice
                                                               President, First National Bank of
                                                               Maryland
Ronald C. McGuirk................  Secretary                 Trust/Investment Executive

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     Administrator. SEI Fund Resources, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Portfolios' administrator under an administration agreement with the Trust. SEI Investment Management Corporation, which served as administrator for the Trust prior to June 1, 1996, is the owner of all beneficial interest in SEI Fund Resources.

     Distributor. SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the distributor for shares of the Trust pursuant to a distribution agreement with the Trust.

     5% Shareholders. As of December 29, 1997, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of shares of any class of any of the Portfolios. The Trust believes that most of the shares referred to above were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Unless otherwise noted the addresses for of the Portfolios. The Trust believes that most of the shares referred to above were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Unless otherwise noted the addresses for the beneficial owners listed below is c/o First National Bank of Maryland, 25 S. Charles Street, Baltimore, Maryland 21201.

                                                           RETAIL CLASS         INSTITUTIONAL CLASS
                                                        -------------------     -------------------
                                                        NUMBER OF     % OF      NUMBER OF     % OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            SHARES       CLASS      SHARES       CLASS
------------------------------------------------------  ---------     -----     ---------     -----
ARK INCOME
  International Brotherhood of Electrical Workers
  Office Employees Pension Plan
  c/o FMB Trust Company, N.A., as Trustee.............                          1,650,569      6.0 %
  International Brotherhood of Electrical
  Workers Officers Representatives and Assistants
  Pension Plan
  c/o FMB Trust Company, N.A., as Trustee.............                          5,129,516     18.7 %
ARK MARYLAND TAX-FREE
  National Financial Services Corp.
  for the exclusive benefit of our customers
  P.O. Box 3908
  Church Street Station
  New York, New York 10008-3908.......................  2,173,669     99.9 %

ARK PENNSYLVANIA TAX-FREE
  Coastal Steel Company Inc.
  The York Bank and Trust Company,
  Investment Agent
  1200 Country Club Road
  York, Pennsylvania 17403-3444.......................                            223,755      9.5 %
  National Financial Services Corp.
  for the exclusive benefit of our customers
  P.O. Box 3908
  Church Street Station
  New York, New York 10008-3908.......................    223,764     99.6 %

ARK BALANCED
  First Maryland Bancorp Pension Plan.................                          1,339,592     18.4 %
  University of Maryland Medical Systems Pension Plan
  University of Maryland Medical System
  29 S. Green Street
  Baltimore, Maryland 21201...........................                          1,669,952     22.9 %
  First Maryland Bancorp Capital Accumulation
  Retirement Plan Balanced Fund.......................                          1,718,254     23.6 %
  National Financial Services Corp.
  for the exclusive benefit of our customers
  P.O. Box 3908
  Church Street Station
  New York, New York 10008-3908.......................    981,515     99.7 %

ARK BLUE CHIP EQUITY
  International Brotherhood of Electrical Workers
  Office Representatives and Assistants Pension
  Plan................................................                            350,503     16.3 %
  National Financial Services Corp.
  for the exclusive benefit of our customers
  P.O. Box 3908
  Church Street Station
  New York, New York 10008-3908.......................  2,137,127     99.7 %

ARK MID-CAP EQUITY
  First Maryland Bancorp Pension Plan.................                            475,028     12.6 %

                                                           RETAIL CLASS         INSTITUTIONAL CLASS
                                                        -------------------     -------------------
                                                        NUMBER OF     % OF      NUMBER OF     % OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            SHARES       CLASS      SHARES       CLASS
------------------------------------------------------  ---------     -----     ---------     -----
ARK CAPITAL GROWTH
  First Maryland Bancorp Pension Plan.................                            195,270      6.2 %
  First Maryland Bancorp Capital Accumulation
  Retirement Plan Growth Equity Account...............                          1,206,178     38.2 %
  National Financial Services Corp.
  for the exclusive benefit of our customers
  P.O. Box 3908
  Church Street Station
  New York, New York 10008-3908.......................    864,462     99.6 %

ARK SPECIAL EQUITY
  International Brotherhood of Electrical Workers
  Office Employees Pension Plan
  c/o FMB Trust Company, N.A..........................                            122,941      5.7 %
  First Maryland Bancorp Capital Accumulation
  Retirement Plan Aggressive Special Equity Fund......                            167,465      7.8 %
  International Brotherhood of Electrical Workers
  Office Representatives and Assistants Pension
  Plan................................................                            427,221     19.8 %
  First Maryland Bancorp Pension Plan.................                            428,603     19.9 %
  National Financial Services Corp.
  for the exclusive benefit of our customers
  P.O. Box 3908
  Church Street Station
  New York, New York 10008-3908.......................    157,008     98.3 %

     As of December 29, 1997, the trustees and officers of the Trust owned in the aggregate less than 1% of the shares of any of the Portfolios.

     Other Business. The management of the Trust knows of no other business that may come before the special meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxies which do not contain specific restrictions to the contrary in accordance with their best judgment on such matters.

     Solicitation of Proxies. In addition to solicitation by mail, solicitations on behalf of the Board of Trustees may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Trust, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Trustees will be borne by First Maryland. First Maryland will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy soliciting material to beneficial owners.

     Shareholder Proposals. The Trust does not hold annual meetings of shareholders. Shareholders wishing to submit a proposal for inclusion in the proxy statement for a subsequent meeting of shareholders should send their written proposal to the Secretary of the Trust.

     Shareholder Reports. The Trust's Annual Report for the fiscal year ended April 30, 1997, and Semi-Annual Report for the six-months ended October 31, 1997, may be obtained without charge by calling the Trust toll free at 1-800-624-4116.

Dated: January 16, 1998

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY CONTRACT

     AGREEMENT made this      day of           , 1998 by and between ARK Funds,
a Massachusetts business trust (the "Fund"), and Allied Investment Advisors, Inc., a Maryland corporation (the "Adviser").

     WHEREAS, the Fund is registered as an open-end, management series investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Fund currently offers nineteen series of units of beneficial interest ("Shares"), each series representing interests in a separate investment portfolio, and may offer other series of Shares from time to time (all such series of Shares hereinafter collectively referred to as the "Portfolios"); and

     WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund and to the Portfolios, subject to and in accordance with the requirements of the Investment Company Act; and

     WHEREAS, the Adviser is willing to render such services under the terms of this Agreement:

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the Fund and its Portfolios for the period and on such terms as are set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Duties as Investment Adviser. Subject to the supervision of the Fund's Board of Trustees ("Board"), the Adviser will be responsible for providing a continuous investment program for the Fund's Portfolios, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Portfolios and the selection of brokers and dealers through which securities transactions for the respective Portfolios will be executed. In carrying out its responsibilities under this Agreement, the Adviser will at all times act in accordance with the investment objectives, policies and restrictions of each Portfolio as stated in the Fund's registration statement as it may be amended from time to time ("Registration Statement") as well as all applicable rules and regulations of the Securities and Exchange Commission.

     The Adviser further agrees that it will:

          (a) promptly advise the Fund's custodian and accounting services agent of each purchase and sale, as the case may be, made on behalf of each of the Portfolios of any security or other investment specifying in each case; the name and quantity of the investment purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information as may be reasonably requested by the custodian and accounting services agent, all in such manner as may from time to time be reasonably requested by them;

          (b) provide, in a timely manner, such information as may be reasonably requested by the Fund or its authorized agent in connection with the computation of the net asset value and the net income of each Portfolio in accordance with the procedures prescribed in the Registration Statement or as more frequently requested by the Board; provided, however, that the Adviser shall not be responsible for any such computation or for the calculation of the net asset value per share of any of the Fund's Portfolios; and

          (c) render regular reports to the Board concerning the Adviser's performance of its responsibilities under this Agreement and such other periodic and special reports as the Board may request; in particular, the Adviser agrees that it will attend meetings of the Board or validly constituted committees thereof.

     3. Brokerage Transactions. In placing orders with brokers and dealers, the Adviser shall obtain the most favorable execution of such orders. However, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser with research, analysis, advice and similar services, and the Adviser may cause the Fund to pay to those brokers or dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers or dealers, provided that the Adviser determines in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and any other accounts with respect to which the Adviser exercises investment discretion. In no instance will securities be purchased from or sold to the Adviser or any affiliated person of the Adviser except in accordance with the Investment Company Act.

     4. Delegation. The Adviser may delegate any of its duties as described in, or derived from, the duties set forth in paragraph 3 of this Agreement, provided that any such delegation may be made only pursuant to written agreements which satisfy the requirements of the Investment Company Act and shall have been approved by the Fund's Board, and by the shareholders of each Portfolio to which such agreement applies, in accordance with the provisions of the Investment Company Act.

     5. Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser hereby agrees that all records which it maintains for the Fund and/or the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request by the Fund. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under the Investment Company Act.

     7. Expenses of the Fund. All expenses shall be allocated among the Portfolios in accordance with the Fund's Declaration of Trust and the provisions of the Investment Company Act. During the term of this Agreement, the Fund will bear all expenses, not specifically assumed by the Adviser, incurred in the conduct of its operations, including, without limitation, responsibility for the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith; (b) fees payable to, and expenses incurred on behalf of the Fund by, the Adviser; (c) expenses of organizing the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Fund's trustees and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel at any time retained for those members of the Board who are not interested persons of the Fund and expenses relating to the use of consulting services by the Fund provided that the use of such services is approved by the Fund's trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates; (l) expenses of setting in type and printing prospectuses and supplements thereto for existing shareholders, reports, shareholder reports, and proxy materials; (m) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders as well as shareholder reports and proxy material; (n) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (o) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (p) costs of mailing and tabulating proxies and costs of shareholders and directors meetings; and (q) the cost of investment company literature and other publications provided by the Fund to its trustees and officers.

     The Fund may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Agreement, the Fund may reduce the fee payable to the Adviser pursuant to this Agreement by such amount.

To the extent that such deductions exceed the fee payable to the Adviser for any monthly payment period, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

     8. Expenses of Adviser. The Adviser will bear all expenses incurred by it in performing its duties as investment adviser under this Agreement. The Adviser may, but is not required to, voluntarily assume any portion or all of the expenses that the Fund is required to pay under paragraph 7 hereof. In addition, if the expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which shares are registered or qualified for sale to the public, the Adviser will reimburse the Fund for any excess up to the amount of the fee payable to it during that fiscal year pursuant to this Agreement.

     9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser a fee in accordance with the compensation schedule appended to this Agreement.

     10. Limitation of Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any of its Portfolios in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security on behalf of any Portfolio of the Fund, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     11. Duration and Termination. This Agreement shall become effective upon the date first above written and, unless sooner terminated as provided herein, shall continue in effect automatically for successive periods of twelve months each, so long as such continuance is specifically approved with respect to each Portfolio at least annually by (a) the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (b) all of the members of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated with respect to any Portfolio or the Fund at any time, without the payment of any penalty by the Fund, upon the vote of the Board or the vote of a majority of the outstanding voting securities of the Fund and on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the Investment Company Act.

     In the event that this Agreement shall not be approved in the manner provided herein or shall have been terminated with respect to any Portfolio, the Adviser and the Fund shall continue to be bound by the terms of this Agreement with respect to any other Portfolio provided that this Agreement shall have been approved in the manner contemplated herein with respect to such Portfolio.

     12. Amendment of this Agreement. No material provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of any material term of this Agreement shall be effective until approved by the Board and by the holders of a majority of the Fund's outstanding voting securities.

     13. Name of the Fund. The Fund may use the name "ARK Fund" or any name derived from or using the word "ARK" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement, shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name similar thereto.

     14. Miscellaneous. The Adviser acknowledges that the Fund is a Massachusetts business trust, and that the Fund is required by its Declaration of Trust to limit its liability in all agreements to the assets of the Fund. Consequently, the Adviser agrees that any claims by it against the Fund may be satisfied only from the assets of the Fund, and no shareholders, trustees or officers of the Fund may be held personally liable or responsible for any obligations arising out of this Agreement.

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

Attest:                                           ARK FUNDS
---------------------------------------------     By:
Attest:                                           ---------------------------------------------
---------------------------------------------     ALLIED INVESTMENT ADVISORS, INC.
                                                  By:
                                                  ---------------------------------------------

                                   ARK FUNDS

                                INCOME PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

                                   ARK FUNDS

                          MARYLAND TAX-FREE PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------


                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

                                   ARK FUNDS

                        PENNSYLVANIA TAX-FREE PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------


                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

                                   ARK FUNDS

                               BALANCED PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

                                   ARK FUNDS

                           BLUE CHIP EQUITY PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

                                   ARK FUNDS

                            MID-CAP EQUITY PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

                                   ARK FUNDS

                            CAPITAL GROWTH PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

                                   ARK FUNDS

                            SPECIAL EQUITY PORTFOLIO

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

    This proxy is solicited on behalf of the Board of Trustees of ARK Funds (the "Trust") for use at a Special Meeting of the Shareholders of the above-referenced portfolio of the Trust to be held on February 4, 1998 at 10 o'clock a.m. (Eastern Time) at First National Bank of Maryland, 25 S. Charles Street, 16th Floor, Baltimore, Maryland.

    The undersigned hereby appoints Kathryn Stanton and Thomas R. Rus, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the Portfolio which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

    You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.

                 (continued and to be SIGNED on the other side)

                            * FOLD AND DETACH HERE *

Please mark your vote as in this example   [X]
   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated January 16, 1998.

1. To approve a new investment advisory contract between the Trust and Allied Investment Advisors, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.
                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. CORPORATE OR PARTNERSHIP
                                                PROXIES SHOULD BE SIGNED IN FULL
                                                CORPORATE OR PARTNERSHIP NAME BY
                                                AN AUTHORIZED OFFICER. JOINT
                                                OWNERS SHOULD EACH SIGN
                                                PERSONALLY, WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE YOUR FULL
                                                TITLE AS SUCH.

                                                Dated:                , 1998
                                                      ----------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (see note above)

                                                IMPORTANT: PLEASE SIGN, DATE AND
                                                RETURN PROMPTLY.

                            * FOLD AND DETACH HERE *
              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.